UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

AMERICAN STRATEGIC INVESTMENT CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Stockholders of American Strategic Investment Co.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of American Strategic Investment Co., a Maryland corporation (the “Company”), which will be held virtually on Monday, June 5, 2023 commencing at 1:00 p.m. Eastern Time. The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the proxy statement.
At the Annual Meeting you will be asked to elect the persons named in the accompanying proxy statement as Class III directors and to vote on one other proposal as described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement.
You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/NYC2023. To participate in the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. Stockholders will not be able to physically attend the Annual Meeting.
Details concerning the matters to come before stockholders at the Annual Meeting are described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient and economic way to access the proxy materials and authorize a proxy to vote your shares.
Your vote is very important. Please respond as soon as possible to help us avoid potential delays and additional expenses to solicit votes.
On behalf of the Board of Directors, we appreciate your support.
Sincerely,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2023
April 18, 2023
To the Stockholders of American Strategic Investment Co.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), of American Strategic Investment Co., a Maryland corporation (the “Company”), which will be held at 1:00 p.m. Eastern Time on Monday, June 5, 2023. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/NYC2023.
If you plan to attend the Annual Meeting online, you will need the control number included on the Notice of Internet Availability of Proxy Materials or, if you requested paper copies, in the instructions printed on your proxy card. Instructions are also described in the accompanying proxy statement. At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two persons to serve on our board of directors (the “Board of Directors”) until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and (3) the transaction of such other matters as may properly come before the Annual Meeting. The Board of Directors has fixed the close of business on March 27, 2023 as the record date for the Annual Meeting. Only record holders of shares of the Company’s Class A common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, please read the accompanying proxy statement. The Company is relying on rules promulgated by the Securities and Exchange Commission that allow the Company to furnish proxy materials to you via the Internet.
You can access proxy materials at www.proxyvote.com. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting.
By Order of the Board of Directors,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer,
President and Secretary

This Notice of Annual Meeting and proxy statement are first being distributed or made available, as the case may be, on or about April 18, 2023.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 5, 2023. This proxy statement and our Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

American Strategic Investment Co.

i

ii

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Strategic Investment Co., a Maryland corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report to Stockholders for the year ended December 31, 2022 (our “2022 Annual Report”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive office is 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company is providing stockholders with access to its proxy materials over the Internet. As a result, the Company is mailing a Notice Regarding Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice of Availability will have the ability to access the proxy materials over the Internet and to request a paper copy by mail by following the instructions in the Notice of Availability. In addition, the proxy card contains instructions for electing to receive proxy materials over the Internet or by e-mail. Mailing of paper copies of this Notice of Annual Meeting of Stockholders and Proxy Statement will begin on or about April 18, 2023. The principal executive offices of the Company are located at 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Monday, June 5, 2023 commencing at 1:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/NYC2023. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as to submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting. If you have any technical disruptions or connectivity issues during the Annual Meeting, please allow for some time for the meeting website to refresh automatically, or for the meeting operator to provide updates.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a legal proxy. Beneficial holders who want to attend and also vote in person at the Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting.
Registered stockholders as of the close of business on March 27, 2023, the record date (the “Record Date”) may register to participate in the Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/NYC2023. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request.
Q:
Why did you send me these Proxy Materials?

A:
You are receiving these materials because you owned our shares of Class A common stock, $0.01 par value per share (the “Common Stock”), as a “registered” stockholder or you held shares of Common Stock in “street name” as of the Record Date for the Annual Meeting. This Proxy Statement contains information related to the solicitation of proxies for use at the Annual Meeting.

We had 2,303,896 shares of Common Stock issued and outstanding on the Record Date.
Q:
Who is soliciting my proxy?

A:
This solicitation of proxies is made by and on behalf of our Board of Directors. Under applicable regulations of the SEC, each of our directors and director nominees, and certain of our officers, may solicit proxies and are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 7 of this Proxy Statement. Other than the persons described in this Proxy Statement, no regular employees of our advisor, New York City Advisors, LLC (the “Advisor”), will solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in the furtherance of this solicitation. We have also engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other thing, assist us in solicitating proxies.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy to us, you are appointing Edward M. Weil, Jr. and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to consider and vote upon:

•
the election of Edward M. Weil, Jr. and Louis P. DiPalma as Class III directors to serve until our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify;

•
the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

•
the transaction of such other matters as may properly come before the Annual Meeting.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock as of the close of business on the Record Date or who holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of Common Stock held as of the close of business on the Record Date entitles the holder to one vote.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of shares of our outstanding Common Stock as of the close of business on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes, to the extent any broker non-votes exist, will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the New York Stock Exchange (“NYSE”) rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will only be voted at the Annual Meeting in connection with the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of stock of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends you vote:

•
“FOR” the election of Edward M. Weil, Jr. and Louis P. DiPalma as Class III directors; and

•
“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by authorizing a proxy. Stockholders have the following three options for authorizing a proxy to vote their shares:

•
via the Internet at www.proxyvote.com;

•
by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on June 4, 2023 by following the instructions provided on the proxy card; or

•
if you requested a printed set of proxy materials, by completing, signing, dating and returning the enclosed proxy card.

For those registered stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, because it is quick, convenient and provides a cost savings to us. Authorizing a proxy to vote your shares by following the instructions on the enclosed proxy card prior to the meeting date will ensure that your vote is recorded immediately and avoid postal delays that my cause your proxy to arrive late in which case your vote will not be counted.
If you are a registered stockholder and elect to attend the Annual Meeting, you can submit your vote during the Annual Meeting within the online portal, and any previous proxy that you authorized by following the instructions on the enclosed proxy card, will be superseded. To attend the Annual Meeting, you will need your control number.
Street Name Stockholders.   If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the close of business on the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Please use the voting forms and instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by following the instructions on the enclosed proxy card or possibly by telephone depending on the broker’s procedures. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Q:
What if I submit my proxy and then change my mind?

A:
Registered Stockholder.   If you are a registered stockholder, you have the right to revoke your proxy at any time before the Annual Meeting by:

•
notifying our Secretary, in writing at American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary;

•
attending the Annual Meeting and voting in person;

•
returning another proxy card dated after your first or prior proxy card; or

•
authorizing a new proxy by following the instructions on the enclosed proxy card to vote your shares.

Merely attending the Annual Meeting will not, by itself, revoke your proxy, you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Only the most recent proxy or vote we receive before or during the Annual Meeting will be counted and all others will be discarded regardless of the method of voting.
Street Name Stockholders.   If you are the beneficial owner of your shares but not a registered stockholder, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.
Q:
Will my vote make a difference?

A:
Yes. Shares of our Common Stock are widely-held. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:	•	Proposal No. 1 — Election of Directors. The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at a duly called meeting at which a quorum is present, in person via webcast or by proxy. There is no cumulative voting in the election of our directors. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered present for quorum purposes of determining the presence of a quorum.
•
Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.   This proposal requires the affirmative vote of a majority of all of the votes cast at a duly called meeting at which a quorum is present. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal we do not expect any broker non-votes in connection with this proposal.
Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions, the shares will be voted (1) “FOR” the election of Edward M. Weil, Jr. and Louis P. DiPalma as Class III directors, both to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify and (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. If other matters requiring the vote of our stockholders properly come before the Annual Meeting, the persons named in the proxy card intend to vote the proxies held by them in their discretion.
Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person for election as a director or presenting any other business for consideration at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in our Bylaws and, in the case of proposals or nominations within the scope of Rule 14a-8 or Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by following the procedures specified by those rules. For additional information, including deadlines applicable to the 2024 Annual Meeting see “Stockholder Proposals for the 2024 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting on behalf of our Board of Directors. We have engaged Broadridge to, among other things, assist us in distributing and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $25,000 to distribute proxies plus other fees and expenses for other services related to this proxy distribution, including disseminating broker search cards; distributing proxy materials; operating online and telephone voting systems; and receiving executed proxies. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy materials to our stockholders.

Q:
Where can I find more information or receive more than one set of proxy materials?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and 2022 Annual Report, at the following website: www.proxyvote.com.

You can request a paper or electronic copy of the proxy materials, free of charge:
•
via Internet, at www.proxyvote.com;

•
via telephone, at (855) 579-1639; or

•
via e-mail, at sendmaterial@proxyvote.com.

Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all your shares of Common Stock are voted. The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, among other things, send a single set of any proxy statement, annual report, notices or information statement to any household at which two or more stockholders reside if they share the same address. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2022 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you have any questions about this Proxy Statement or the Annual Meeting or if you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or mail us a request to American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Our email address is investorrelations@ar-global.com. Our website is www.americanstrategicinvestment.com.
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our Bylaws stipulate that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at four persons. At any time that the number of directors comprising the Board is less than five, one director must be a managing director. A “managing director” means an individual identified by the Advisor or, in the absence of such designation, the individual then serving as chief executive officer. At any time that the number of directors comprising the Board sf five or more, up to two directors shall be managing directors; provided, however, that, if only one managing director is identified by the Advisor, the Board will include one managing director. To qualify for nomination or election as a director, an individual at the time of nomination and election must meet the qualifications of an independent director or managing director, as the case may be, depending on the position for which such individual may be nominated or elected. An “independent director” means an individual who meets the qualifications of an independent director set forth in our corporate governance guidelines, as amended from time to time. Our Board is comprised of three persons who are “independent directors” and one who is a “managing director.” Our corporate governance guidelines require a majority of our directors to be “independent directors” as that term is defined in the rules of the NYSE and the applicable rules of the SEC. Any director of the Company may resign at any time by delivering his or her resignation to the Board, the chairman of the Board or the secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about each member of the Board including Messrs. Weil and DiPalma. Both are Class III directors with terms expiring at the Annual Meeting. Each has been nominated for election as Class III directors at the Annual Meeting. We have also included information regarding each of the continuing members of our Board and each of our executive officers.
Directors with Terms expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Louis P. DiPalma	III	61	Independent Director; Audit Committee Chair	2022	2023	2026
Edward M. Weil, Jr.	III, Managing Director	56	Executive Chairman, Chief Executive Officer, President and Secretary	2015	2023	2026
Continuing Directors
Elizabeth K. Tuppeny	II	62	Lead Independent Director; Nominating and Corporate Governance Committee Chair	2014	2025	—
Abby M. Wenzel	I	62	Independent Director; Compensation Committee Chair	2014	2024	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	40	Chief Financial Officer and Treasurer	N/A	N/A	N/A

Nominee for Class III Director
Edward M. Weil, Jr.
Edward M. Weil, Jr., a Class III director, has served as executive chairman of the Company since November 2015 and as chief executive officer, president and secretary of the Company, the Advisor and Property Manager since March 2017. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. He also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed Global Net Lease, Inc. (“GNL”) since January 2017; as chairman of the board of directors of Nasdaq-listed The Necessity Retail REIT, Inc. (“RTL”) and as chief executive officer and president of RTL and its advisor and property manager since November 2015; and as a director of Healthcare Trust, Inc. (“HTI”) since October 2016 and as chief executive officer of HTI and its advisor and property manager since August 2018.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until its merger with GNL in December 2016; as a director of Franklin BSP Lending Corp. (formerly Business Development Corporation of America) (“FBLC”) until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate makes him well qualified to serve as a member of our Board of Directors.
Louis P. DiPalma
Louis P. DiPalma, a Class III director, was appointed to our Board of Directors on December 14, 2022 to fill a vacancy on the Board. Mr. DiPalma is a member of the Rhode Island State Senate, to which he was first elected in 2008. During his tenure in the Rhode Island State Senate, Mr. DiPalma has served as the chair of the Senate Committee on Rules, Government Ethics and Oversight, first vice chair of the Senate Committee on Finance and as a member of the Senate Committee on Education and currently serves as the chairman of the Senate Committee on Finance. Mr. DiPalma is the Undersea Systems Chief Engineer at Raytheon Technologies Corporation where he has been employed since 1983 and has led teams of over one thousand engineers on engineering efforts associated with technical project planning, including budgeting, scheduling, fiscal analysis and reporting. He earned a Bachelor of Science degree in Computer Engineering from the University of Bridgeport in 1983 and a Masters in Computer Science from Brown University in 1989.
Our Board of Directors believes that Mr. DiPalma’s experience in leadership positions at Raytheon and his experience serving on multiple committees in the Rhode Island State Senate makes him well qualified to serve on our Board of Directors.

The Board determined that Mr. DiPalma is “independent” as defined under the NYSE definition and applicable SEC rules. The Board appointed Mr. DiPalma to be chairman of the Company’s audit committee and designated him as an “audit committee financial expert” as defined by the SEC and required by the NYSE.
Continuing Directors
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny, a Class II director, has served as an independent director of the Company since March 2014, including as the lead independent director since December 2014. Ms. Tuppeny has also served as an independent director of HTI since January 2013, including as the chair of HTI’s nominating and corporate governance committee since January 2016. Ms. Tuppeny has also served as an independent director of Franklin BSP Realty Trust, Inc., a wholly-owned subsidiary of Franklin Templeton and a real estate finance company focused on mortgage origination and acquisition for a diversified portfolio of commercial real estate debt secured by properties located in the United States, since January 2013, including as its lead independent director since July 2016. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. from May 2012 until January 2014.
As the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, Ms. Tuppeny has over 30 years of experience in the branding and advertising industries and has driven business strategies for Fortune 500 companies, focused on maximizing return on investment with internal, external and brand advocacy marketing. Domus provides services to Fortune 500 companies, including Chevron, Citibank, ConAgra, Diageo, DuPont, Epson, Mattel, Merck, Merrill Lynch, Procter & Gamble, Ralph Lauren and Westinghouse. Domus’ real estate clients include Ritz Carlton Residences, S&H Associate’s (Tel Aviv) Parkway 22, and PMC Real Estate.
Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council, a public-private development organization, for three-plus years where she evaluated and approved over 500 industrial and commercial real estate transactions totaling over $1 billion that helped to attract jobs to Philadelphia, including Citizen’s Bank Park and The Navy Yard.
Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia International Tourism Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the prestigious national Stevie Award as the nation’s top woman entrepreneur in 2004, outperforming 13,000 entrants, and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce.
Ms. Tuppeny has expertise in world-class governance best practices from her certifications from Harvard Business School’s Executive Leadership program, Making Corporate Boards More Effective; the National Association of Corporate Directors’ Master Class, MIT’s Cybersecurity: Technology, Application and Policy, EY’s Center for Board Matters and is currently completing Leverage Diversity and Inclusion for Organizational Excellence at Stanford’s Graduate School of Business.
Ms. Tuppeny has taught at Temple University, taught post-graduate students Strategic Positioning and Branding at New York University, and has guest-lectured on the same topic at the University of Pennsylvania, where she received her undergraduate degree from the University of Pennsylvania’s College of Arts and Sciences and The Annenberg School of Communications. Ms. Tuppeny was inaugurated into the University of Pennsylvania’s Senior Honor Society and is a member of the University of Pennsylvania’s Sports Hall of Fame, where she held five all-time school records.
Our Board of Directors believes that Ms. Tuppeny’s extensive experience as a director of the companies described above and as chief executive officer and founder of Domus makes her well qualified to serve as a member of our Board of Directors. The Board determined that Ms. Tuppeny is “independent” as defined under the NYSE definition and applicable SEC rules.
Abby M. Wenzel
Abby M. Wenzel, a Class I director, has served as an independent director of the Company since March 2014. Ms. Wenzel has served as an independent director of GNL since March 2012 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) from September 2013 to June 2021. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in its New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practiced in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She also represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, an institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, makes her well qualified to serve on our Board of Directors. The Board determined that Ms. Wenzel is “independent” as defined under the NYSE definition and applicable SEC rules.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for Mr. Weil’s biographical information.
Christopher J. Masterson
Christopher J. Masterson has served as chief financial officer and treasurer of the Company, the Advisor and the Property Manager since September 2019. Mr. Masterson has also served as the chief financial officer, treasurer and secretary of GNL and its advisor and property manager since November 2017. Mr. Masterson joined AR Global in February 2013 and has served in various roles during his tenure, including as chief accounting officer for the Company, RTL and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing our Advisor and the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 14 meetings and acted by written consent or electronically on six occasions during the year ended December 31, 2022. All directors attended all of the Board and committee meetings on which such directors served while they were a member of the Board of Directors. Except for one director who had not yet been appointed to the Board, all directors attended the 2022 Annual Meeting of Stockholders. We encourage all directors to attend our annual meetings of stockholders. The Board of Directors has a standing audit committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Mr. Weil serves as our executive chairman of the Board, chief executive officer, president and secretary. As chief executive officer of the Company and our Advisor, Mr. Weil is responsible for overseeing our day-to-day operations and business strategy. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s business and operating environment but may modify this structure in the future.
Ms. Tuppeny serves as the lead independent director of the Company. The Board of Directors believes that a lead independent director provides an additional measure of balance, ensures the independence of the Board of Directors, and enhances the Board of Directors to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on meeting agendas of the Board of Directors, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise, and otherwise assumes such responsibilities as may be assigned to him or her by the Board of Directors. Consistent with current practices, the Company compensates Ms. Tuppeny for serving as lead independent director.
The Board believes that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership and corporate governance structure for the Company.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews all matters relating to the independence of the members of the Board of Directors and is responsible for reviewing and approving transactions with related parties, such as the Advisor, AR Global or any of their respective affiliates, and resolving other conflicts of interest. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters. The audit committee oversees our relationship with our independent registered public accounting firm, as well as management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Audit Committee
Our audit committee is comprised of Mr. DiPalma, Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Mr. DiPalma is the chair of our audit committee. The amended and restated audit committee charter is available to any stockholder who sends a request to American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019. Our audit committee held nine meetings during the year ended December 31, 2022. All members of the audit committee attended all of the meetings while they were members of the audit committee. The amended and restated audit committee charter is also available on the Company’s website at www.americanstrategicinvestment.com by clicking on “Investor Relations — Governance.” The board has determined that Mr. DiPalma, Ms. Tuppeny and Ms. Wenzel are each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
•
our financial reporting process;

•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements;

•
the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•
the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in SEC rules and (2) listing standards of the NYSE. Ms. Wenzel is the chair of our compensation committee. Our compensation committee held six meetings and acted by written consent or electronically on three occasions during the year ended December 31, 2022. All members of the compensation committee attended all of these meetings. The compensation committee charter is available to any stockholder who sends a request to American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.americanstrategicinvestment.com by clicking on “Investor Relations — Governance.” The principal functions of the compensation committee are to:
•
approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

•
review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

•
oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

•
assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

•
determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our equity plan for the Advisor (the “Advisor Plan”) and our equity plan for individuals (the “Individual Plan” and together with the Advisor Plan the “2020 Equity Plan”), which were adopted effective at the listing of the Common Stock on the NYSE on August 18, 2020 (the “Listing”), and the award of long-term incentive plan units of limited partnership in New York City Operating

Partnership L.P., our operating partnership (the “OP”) designated as “LTIP Units” (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance award agreement entered into concurrently with the Listing (the “2020 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” and “Certain Relationships and Related Transactions — Advisor — Multi-Year Outperformance Award.”
The compensation committee is responsible for approving and administering all grants of awards to our executive officers. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our Bylaws, our corporate governance guidelines and any other applicable laws, rules and regulations, including the NYSE rules. In March 2022, the compensation committee delegated authority to our chief executive officer to award up to 200,000 restricted shares to employees of the Advisor or its affiliates who are involved in providing services to us, including our chief financial officer, subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants of awards to our chief financial officer, including any award of restricted shares recommended by our chief executive officer. No awards under the 2020 Equity Plan may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable listing standards of the NYSE and the SEC. Ms. Tuppeny is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held five meetings during the year ended December 31, 2022. All members of the nominating and corporate governance committee attended all of these meetings. The nominating and corporate governance committee charter and our corporate governance guidelines are available to any stockholder who sends a request to American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The nominating and corporate committee charter and our corporate governance guidelines are also available on the Company’s website at www.americanstrategicinvestment.com by clicking on “Investor Relations — Governance.” The nominating and corporate governance committee is responsible for the following:
•
providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

•
overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

•
periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

•
identifying and recommending to the Board of Directors potential director candidates for nomination; and

•
assisting the Board in connection with related party transactions.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee considers the applicable requirements for members of committees of boards of directors under the Exchange Act, NYSE rules, the Company’s corporate governance guidelines and the charter of the applicable committee and may consider such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

•
experience in the Company’s industry and with relevant social policy concerns;

•
experience as a Board member of another publicly held company;

•
expertise and experience in an area of the Company’s operations;

•
diversity of both background and experience;

•
practical and mature business judgment, including ability to make independent analytical inquiries;

•
the nature of and time involved in a director’s service on other boards or committees; and

•
with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best advance the success of the business and exercise judgment using its diversity of experience. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
Except for specific requirements set forth in our Bylaws, the nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2024 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
For all related party transactions, the nominating and corporate governance committee has the authority to:
•
review and evaluate the terms and conditions, and determine the advisability, of the transaction;

•
negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

•
determine whether the transaction is in the best interests of the Company; and

•
recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The nominating and corporate governance committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Director Independence
The Board of Directors has currently set the number of directors at four. As required by the NYSE rules, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE, the Exchange Act and applicable SEC rules. Based upon information provided by each director, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Ms. Tuppeny, Ms. Wenzel and Mr. DiPalma have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the applicable listing standards of the NYSE as well as the requirements set forth in the Exchange Act and applicable SEC rules.
Managing Director
As described herein, our Bylaws require, among other things, that at any time the number of directors comprising the Board is less than five, one director must be a “managing director.” If at any time the number of directors comprising the Board is five or more, up to two directors must be “managing directors,” provided, however, that if only one managing director is identified by the Advisor, the Board will include one managing director. The term “managing director” is defined under the Bylaws as an individual identified by the Advisor or, if not identified, the individual serving as the Company’s chief executive officer. Mr. Weil serves as our chief executive officer and is thus a managing director.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is or ever has been an officer or employee of the Company and no member of the compensation committee had any relationships during 2022 requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the board or compensation committee. Accordingly, the fiscal year ended December 31, 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications in care of American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board. If the Board modifies this process, the revised process will be posted on the Company’s website, www.americanstrategicinvestment.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed Maryland corporation and do not have any employees. We do not employ our named executive officers (“NEOs”), have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them with the exception of awards to our NEOs under the 2020 Equity Plan. Our Advisor manages our day to day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our NEOs. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.”
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our NEOs. Our advisory agreement does not require our NEOs to dedicate a specific amount of time to fulfill their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our NEOs. Mr. Weil, a member of our Board, may, in his capacity as the chief executive officer of AR Global, participate in AR Global’s process for determining the compensation earned by, or paid to, our NEOs by the Advisor or its affiliates, but neither our Board nor our compensation committee is involved with, or consulted regarding, this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our NEOs, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. Specifically, the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including our executive officers) must be comparable to market rates and reimbursements may not exceed, in any fiscal year, the greater of (a) $2.6 million, and (b) if the amount actually paid or allocated by us with respect to the assets we have acquired plus all cash and cash equivalents, marketable securities and other tangible assets held and recorded on our balance sheet of the Company is equal to or greater than $1.25 billion as of the last day of the fiscal year, that amount multiplied by 0.30%.
Other Compensation
The compensation committee is responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers including any compensation plans, policies and programs we may adopt in the future. The compensation committee must also approve any awards granted under these plans to our NEOs. We granted 4,500 restricted shares (562 restricted shares, adjusted for the reverse stock split that occurred on January 11, 2023) to the Company’s CFO in 2022.
In addition, the Company’s independent directors acting as a group approved, and the compensation committee is responsible for administering, the award of LTIP Units to the Advisor pursuant to the 2020 OPP. See “Certain Relationships and Related Transactions — Multi-Year Outperformance Award” for further details. In March 2022, the compensation committee delegated authority to Mr. Weil to award up to 200,000 restricted shares, respectively under the Individual Plan to employees of the Advisor or its affiliates who are involved in providing services to the Company (including executive officers) subject to certain limits and restrictions imposed by the compensation committee. See “Board of Directors, Executive Officers and Corporate Governance — Compensation Committee” for further details. As of December 31, 2022, we had issued 115,975 restricted shares (14,497 restricted shares, adjusted for the reverse stock split that occurred on January 11, 2023) to employees of the Advisor pursuant to this delegated authority.

In 2020, FTI Consulting, Inc. (“FTI”) was engaged by the Company to make recommendations to the Board and the compensation committee on the 2021 OPP. Neither FTI nor any other compensation consultant played any role on any matters related to the Company’s NEOs during 2022 or any prior period.
Pay Ratio
We have not included a ratio of the compensation of our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our NEOs for the fiscal years ended December 31, 2022 and 2021:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., Chief	2022	$—	$—	$—	$—	$—
Executive Officer, President and Secretary(1)	2021	—	$—	$—	$—	$—
Christopher J. Masterson, Chief	2022	$131,170(2)	$82,646(2)	$57,600	$18,894(4)	$290,310
Financial Officer and Treasurer	2021	124,290(2)	100,205(2)	—	18,790(4)	243,285

(1)
None of the compensation paid by the Advisor or its affiliates to Mr. Weil during the fiscal years ended December 31, 2022 and 2021 was allocated by the Advisor or its affiliates to the Company, and no reimbursement has been, or is expected to be, sought by the Advisor or its affiliates with respect to Mr. Weil’s compensation.

(2)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Mr. Masterson during the fiscal years ended December 31, 2022 and 2021, that was reimbursed by the Company required by the terms of our advisory agreement.

(3)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 11 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Masterson that was reimbursed by the Company pursuant to our advisory agreement as follows: (1) during 2022, (i) $9,522 for payroll taxes, (ii) $4,448 for payment of medical insurance costs, and (iii) $4,924 for matching contributions to Mr. Masterson’s 401(k); and (2) during 2021, (i) $8,713 for payroll taxes, (ii) $5,548 for payment of medical insurance costs, and (iii) $4,529 for matching contributions to Mr. Masterson’s 401(k).

Grants of Plan-Based Awards
The following table sets forth information with respect to awards granted under the Individual Plan during the fiscal year ended December 31, 2022 to our NEOs.
		All Other Stock Awards:	Grant Date Fair Value of Awards ($)(2)
Name	Grant Date(1)	Number of Shares of Stock (#)
Christopher J. Masterson	April 25, 2022	4,500(3)	$57,600

(1)
These awards were approved by the compensation committee on March 10, 2022.

(2)
Grant date fair value of awards is calculated in accordance with ASC Topic 718 consisting of restricted shares.

(3)
562 restricted shares, adjusted for the reverse stock split that occurred on January 11, 2023.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2022 by our NEOs:
	Number of Restricted Shares That Have Not Vested (#)	Market Value of Restricted Shares That Have Not Vested ($)
Christopher J. Masterson	4,500(1)	$7,965(2)

(1)
562 restricted shares adjusted for the reverse stock split that occurred on January 11, 2023. These restricted shares vest in 25% increments on each of the first four anniversaries of April 25, 2022.

(2)
Based on $1.77 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.

Option Exercises and Stock Vested
No stock that was issued to our NEOs vested during the year ended December 31, 2022.
Potential Payments Upon Termination or Change in Control
The award agreements pursuant to which restricted shares that were outstanding as of the fiscal year ended December 31, 2022 were issued to Messr. Masterson provides that, except in connection with a Change in Control (as defined in the applicable award agreement), any unvested restricted shares held by Mr. Masterson will be forfeited upon their termination by the Advisor, for any reason. Upon a Change in Control, 50% of the unvested restricted shares will immediately vest and the remaining unvested restricted shares will be forfeited. Accordingly, if a Change in Control had occurred on December 31, 2022, 50% of Mr. Masterson’s unvested restricted shares would have immediately vested, with a value of $3,983, based on $1.77 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.
As defined in the award agreement pursuant to which Messr. Masterson received restricted shares, “Change in Control” means: (a) any person is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 66% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 34% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 66% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Policies and Practices Related to Risk Management
The compensation committee has determined that none of the Company’s compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay our independent directors the fees described below. We do not pay compensation for services rendered by persons who serve as directors and are also employees of the Company, the Advisor or any of their affiliates. We reimburse all of our directors for the reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings.
We pay our independent directors a yearly retainer of $30,000 and an additional yearly retainer of $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). We may issue shares of Common Stock in lieu of cash to pay fees earned by our directors, at each director’s election. The shares of Common Stock issued are not subject to vesting provisions because these payments, in lieu of cash, are related to fees earned for services performed.
We award each independent director restricted shares with a market value of $65,000 determined at the time of issuance after each annual meeting of stockholders. The restricted shares vest over a five-year period on each anniversary of the issuance in increments of 20% per annum.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in such person’s capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2022:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Edward M. Weil, Jr.	$—	$—	$—	$—	$—	$—	$—
Elizabeth K. Tuppeny	$91,769	$65,000	—	—	—	$58,231	$215,000
Lee M. Elman	$52,505	$65,000	—	—	—	$32,245	$149,750
Abby M. Wenzel	$50,505	$65,000	—	—	—	$30,744	$146,250
Louis P. DiPalma	$5,202	$—	$—	$—	$—	$—	$5,202

(1)
Value of awards of restricted shares calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 11 to the financial statements in our 2022 10-K. Awards vest annually over a five-year period in equal installments. As of December 31, 2022, Ms. Tuppeny, Ms. Wenzel and the estate of Mr. Elman, who passed away in November 2022, each held approximately 6,045 unvested restricted shares (756 restricted shares, adjusted for the reverse stock split that occurred on January 11, 2023) of Common Stock adjusted for the reverse stock split completed on January 11, 2023.

(2)
Represents shares of the Company’s common stock issued, in lieu of cash, for director’s fees.

Share-Based Compensation
The Advisor Plan is substantially similar to the Individual Plan, except with respect to the eligible participants. Awards under the Individual Plan may be made to the Company’s directors, officers and employees (if the Company ever has employees), employees, officers and directors of the Advisor and as a general matter, employees and consultants of affiliates of the Advisor that provide services to the Company. Awards under the Advisor Plan may only be granted to the Advisor and its affiliates.
Under the 2020 Equity Plan, the Company may award RSUs, stock options, stock appreciation rights, stock awards, LTIP Units and other equity awards. The 2020 Equity Plan has a term of ten years, expiring August 18, 2030. The number of shares of the Company’s capital stock that may be issued or subject to awards under the 2020 Equity Plan, in the aggregate, is equal to 20.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time. Shares subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa.
Securities Authorized for Issuance Under Equity Compensation Plans
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
Equity Compensation Plans approved by security holders	—	—	—
Equity Compensation Plans not approved by security holders	4,012,841(1)	—	2,860,829(2)
Total	4,012,841	—	2,860,829

(1)
Represents shares of Common Stock underlying LTIP Units awarded pursuant to the 2020 OPP. The number of LTIP Units that would be issuable and convertible into Common Stock would be 501,605 after being adjusted for the reverse stock split completed on January 11, 2023. These LTIP Units may be earned by the Advisor based on our achievement of threshold, target or maximum performance goals based on our absolute and relative total stockholder return (“TSR”) over a performance period commencing on August 18, 2020 and ending on the earliest of (i) August 18, 2023, (ii) the effective date of any Change of Control (as defined in the 2020 OPP) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. The award of the LTIP Units pursuant to the 2020 OPP is independent of awards pursuant to and is not an award under the 2020 Equity Plan.

(2)
The total number of shares granted as awards under the 2020 Equity Plan may not exceed 20.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. As of December 31, 2022, we had 15,090,384 shares (1,886,298 shares adjusted for the reverse stock split that occurred on January 11, 2023) of our Common Stock issued and outstanding on a fully diluted basis, and 163,348 shares (20,418 shares adjusted for the reverse stock split that occurred on January 11, 2023) of our Common Stock had been issued under or were subject to awards under the 2020 Equity Plan.

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer or “PEO” and “compensation actually paid” to our non-PEO NEOs (our only other NEO who is not a PEO) and the financial performance of the Company during the years ended December 31, 2022 and 2021, respectively, in each case calculated in a manner consistent with SEC rules.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)
2022	$—	$—	$290,310	$240,675
2021	$—	$—	$243,285	$243,285

(1)
Edward M. Weil, Jr. is the PEO reflected in these columns for the fiscal years ended December 31, 2022 and 2021.

(2)
Compensation actually paid or “CAP” to our PEO and Non-PEO NEO is calculated based on the “Total Compensation” reported in the Summary Compensation Table above for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K as follows.

(3)
Christopher J. Masterson is the non-PEO NEO reflected in these columns, and our only non-PEO NEO for the covered fiscal years. Mr. Masterson is the Company’s chief financial officer, treasurer and secretary.

PEO SCT Total to CAP Reconciliation
This section is not applicable.
Average Non-PEO NEOs SCT Total to CAP Reconciliation
			Additions to SCT(2)
Fiscal Year	Summary Compensation Table (“SCT”) Total	Deductions from SCT(1)	Fair Value of Current Year Equity Awards	Change in Value of Prior Years’ Awards Unvested	Change in Value of Prior Years’ Awards that Vested	CAP(3)
2022	$290,310	$57,600	$7,965	$—	$—	$240,675
2021	$243,285	$—	$—	$—	$—	$243,285

(1)
Represents the grant date fair value of equity-based awards granted each year. The fair values of equity compensation, including such amounts described in the tables above, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 11 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.

(2)
We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a defined benefit or actuarial pension plan and therefore a deduction from SCT related to such pension plans is not needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The fair values of equity compensation, including such amounts described in the tables above, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 11 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023. The amounts shown in the table reflect the total fair value on the applicable date(s) listed in the table above, and do not necessarily reflect the actual value, if any, that may be realized by the PEO.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 27, 2023, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s NEOs and directors; and

•
all of the Company’s executive officers and directors as a group.

	Common Stock
Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class
Bellevue Capital Partners, LLC and its affiliates(3)(4)	806,767	35%
Edward M. Weil, Jr.(5)	2,887	*
Christopher J. Masterson	562	*
Elizabeth K. Tuppeny(6)	5,385	*
Louis P. DiPalma(7)	2,561	*
Abby M. Wenzel(6)	3,838	*
All directors and executive officers as a group (five persons)	15,233	*

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30 Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
All share amounts are adjusted for the reverse stock split completed on January 11, 2023.

(3)
Includes the shares beneficially owned by Nicholas S. Schorsch, the managing member of Bellevue Capital Partners LLC (“Bellevue”) and excludes the shares beneficially owned by Mr. Weil. The business address of Bellevue and its managing member and affiliates is 222 Bellevue Avenue, Newport, Rhode Island 02840. Bellevue’s managing member shares voting and dispositive power over 806,767 shares, Bellevue shares voting and dispositive power over 780,208 shares, and AR Global Investments, LLC, American Reality Capital III, LLC, New York Special Limited Partnership, LLC and New York City Advisors, LLC each share voting and dispositive power over 275,351 shares. The information contained herein with respect to Bellevue, its managing member and other affiliates is based solely on the Amendment No. 11 to the Schedule 13D filed by Bellevue and its affiliates with the SEC on March 1, 2023 and the Form 4 filed by Bellevue and its affiliates with the SEC on April 5, 2023.

(4)
In connection with our rights offering which expired on February 22, 2023 (“Rights Offering”), our board waived the existing limit imposed on purchases by Bellevue and its affiliates including future issuances of Common Stock issued in lieu of the Company paying cash to the Advisor for asset management services. Bellevue, the Advisor and other affiliates or person related to Bellevue have granted an irrevocable proxy to the Company pursuant to which the Company has the right to vote any shares owned by these persons or entities in excess of 34.9% of the Company’s outstanding shares of Common Stock in the same proportion as all other shares voted by the Company’s stockholders. Accordingly, the Company will vote 0.1% of the shares beneficially owned by Bellevue and its affiliates in the same proportion as all other shares voted by the Company’s stockholders at the Annual Meeting.

(5)
Mr. Weil, our executive chairman, chief executive officer, president and secretary, is also the chief executive officer of AR Global. Mr. Weil has a non-controlling interest in the parent of AR Global but Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or the parent of AR Global may own. Mr. Weil disclaims beneficial ownership of these shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the approximately 34,419 shares of

Common Stock that are directly or indirectly beneficially owned by AR Global or the 876 shares of Common Stock that are directly or indirectly beneficially owned by the parent of AR Global.
(6)
Includes approximately 756 unvested restricted shares, adjusted for the Reverse Stock Split that occurred on January 11, 2023 of Common Stock.

(7)
Represents unvested restricted shares of Common Stock granted subsequent to December 31, 2022, on January 1, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our executive chairman, chief executive officer, president and secretary, also is the chief executive officer, president and secretary of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer and treasurer, also is the chief financial officer and treasurer of the Advisor and the Property Manager. AR Global indirectly owns all of the membership interests. The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil, our executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
The Advisor manages our day-to-day operations pursuant to the advisory agreement with the Advisor. The initial term of the advisory agreement ends in July 2030, and will automatically renew for successive five-year terms unless either party gives written notice of its election not to renew at least 180 days prior to the then- applicable expiration date. We may only elect not to renew the advisory agreement on this basis with the prior approval of at least two-thirds of our independent directors, and no change of control fee (as defined in the advisory agreement) is payable if we make this election.
Asset Management Fees and Variable Management/Incentive Fees
We pay the Advisor a base asset management fee on the first business day of each month equal to (x) $0.5 million plus (y) a variable amount equal to (a) 1.25% of the equity proceeds received after November 16, 2018, divided by (b) 12. Equity proceeds are defined as, with respect to any period, cumulative net proceeds of all common and preferred equity and equity-linked securities issued by the Company and its subsidiaries during the period, including: (i) any equity issued in exchange or conversion of exchangeable notes based on the stock price at the date of issuance and convertible equity; (ii) any other issuances of equity, including but not limited to units in the OP (excluding equity-based compensation but including issuances related to an acquisition, investment, joint-venture or partnership); and (iii) any cumulative Core Earnings (as defined in the advisory agreement) in excess of cumulative distributions paid on our Common Stock since November 16, 2018, the effective date of the most recent amendment and restatement of the advisory agreement.
We also pay the Advisor an incentive variable management fee, payable quarterly in arrears based on the Company achieving certain amounts of Core Earnings Per Adjusted Share (as defined in the advisory agreement) on a quarterly basis. The quarterly thresholds of Core Earnings Per Adjusted Share are $0.1458 and $0.1944 per share ($1.17 and $1.56 per share adjusted for the reverse stock split which occurred on January 11, 2023). No incentive variable management fees were earned in the years ended December 31, 2022.
Both the base asset management fee and variable management fee are payable in cash, shares of Common Stock, units of limited partnership interest in the OP or a combination thereof, at the Advisor’s election. During the period from February 4, 2022 until December 1, 2022, the Advisor was paid all base asset management fee and variable management fee received by the Advisor in shares of Common Stock. From February 4, 2022 to December 1, 2022 we issued to the Advisor 1,037,370 shares (129,671 shares adjusted for the reverse stock split which occurred don January 11, 2023) of Common Stock in connection with the fees earned by the Advisor.
During the years ended December 31, 2022 and 2021, the Company paid base asset management fees in cash of $0.5 million and $6.0 million, respectively. No variable management fees were paid during the years ended December 31, 2022 and 2021.
Amendment to Rights Agreement and Waiver Agreement
In connection with our rights offering which expired on February 22, 2023, our board waived the limits contained in the Company’s amended and restated rights agreement. In addition, our board waived the existing limit imposed on purchases by Bellevue and its affiliates including future issuances of Common Stock issued in lieu of the Company paying cash to the Advisor for asset management services. Bellevue, the Advisor and other affiliates or person related to Bellevue have granted an irrevocable proxy to the Company pursuant to which the Company has the right to vote any shares owned by these persons or entities in excess of 34.9% of the Company’s outstanding shares of Common Stock in the same proportion as all other shares voted by the Company’s stockholders.
Side Letter With the Advisor
On February 4, 2022, the Company and the Advisor entered into a side letter (the “Side Letter”) to the Advisory Agreement pursuant to which the Advisor agreed, from the date of the Side Letter until August 4, 2022, to immediately invest all fees received by the Advisor under Section 10(c)(i)-(ii) of the Advisory Agreement in shares of the Company’s Common Stock (the “Shares”), in an amount aggregating no more than $3.0 million. The price of the Shares was determined, at each issuance, in accordance with Section 10(c)(iii) of the Advisory Agreement and was not less than the “Minimum Price” as defined in Section 312.04(h) of the New York Stock Exchange Listed Company Manual (the “Listed Company Manual”), which minimum price was $84.40 per share (adjusted for the reverse stock split completed on January 11, 2023). The Advisor’s obligation to invest its fee in Shares under the Side Letter was in consideration of, and subject to, the provisions of the Waiver Agreements (defined below). In addition, the Company was not required to issue any Shares under the Side Letter if doing so would have required the Company to seek stockholder approval under Section 312 of the Listed Company Manual or any subsequent rules and regulations of the NYSE.
On February 4, 2022, concurrently with the execution of the Side Letter, the Board granted (i) a waiver from the Aggregate Share Ownership Limit, as defined and contained in Section 5.7 of the Company’s charter, to permit each of Bellevue, the Advisor, entities controlled by Bellevue, Edward M. Weil. Jr, who is an officer and director of the Company, an officer of the Advisor and a holder of a non-controlling interest in Bellevue, and their respective affiliates and certain other entities and individuals who would be treated as Beneficially Owning or Constructively Owning (each as defined our charter) Shares held by either or both of Bellevue and the Advisor, including Mr. Weil, to Beneficially Own or Constructively Own Shares in an amount up to 20% of the outstanding Shares (subject to certain constraints for each such entity and individual on the total actual ownership of Shares by such entities and individuals), to the extent and on the terms set forth in each ownership limit waiver agreement (collectively, the “Charter Ownership Limit Waiver Agreements”); and (ii) a waiver from the provisions contained in Section 1.1 of the Amended and Restated Rights Agreement, dated August 17, 2020 (as amended by Amendment No. 1 dated August 12, 2021, the “Rights Plan”), to permit each party to the Charter Ownership Limit Waiver Agreements to Beneficially Own (as defined in the Rights Plan) Shares to the maximum extent allowed by the Charter Ownership Limit Waiver Agreements without being deemed an “Acquiring Person” under Section 1.1 of the Rights Plan, subject to the terms set forth in the rights plan waiver agreement (the “Rights Plan Waiver Agreement,” and together with the Charter Ownership Limit Waiver Agreements, the “Waiver Agreements”).
On August 10, 2022, the Company (1) amended the Charter Ownership Limit Waiver Agreements to (i) immediately increase the Excepted Holder Limit (as defined therein) to 21%, and (ii) increase the Excepted Holder Limit to up to 25% upon conditions precedent being satisfied to increase the Excepted Holder Limit to up to 25% (the “Charter Waiver Agreement Amendments”), and (2) amended the Rights Plan Waiver Agreement to implement corresponding changes. Concurrent with these amendments, the Board reduced the Aggregate Share Ownership Limit to 6% for all stockholders of the Company that are not otherwise Bellevue, the Advisor, their respective affiliates or persons who would be treated as Beneficially Owning or Constructively Owning shares of the Company’s Common Stock held by either or both of Bellevue and the Advisor (the “Excluded Persons”). The terms and conditions of the Charter Ownership Limit Waiver Agreements entered into with each of these entities or individuals are the same except for the actual number of Shares the entities or individuals may own or acquire. All other terms and conditions contained in the Company’s charter will otherwise continue to apply to the Shares that the entities or individuals may own or acquire.
As a consequence of the Company’s decision to terminate our election to be taxed as a REIT, the ownership limitations set forth in Section 5.7 of the Company’s charter, including, without limitation, the Aggregate Share Ownership Limit, no longer apply.

Management Fee Expense
The Company recorded expense of $5.5 million for base asset management fees during the year ended December 31, 2022. No variable management fees were incurred. The management fees were paid as follows:
•
The Company paid cash base management fees of $0.5 million (for January 2022) in the year ended December 31, 2022.

•
In accordance with the Side Letter, the Advisor reinvested base management fees, aggregating $1.0 million, $1.5 million and $0.5 million, in shares of the Company’s Common Stock in the first, second and third quarters of 2022, respectively. As a result, the Company issued 262,699 shares of its Common Stock (32,837 shares adjusted for the reverse stock split).

•
The Advisor elected to receive shares of Common Stock in lieu of cash in respect of its management fee for August, September, October, November and December 2022. As a result, the Company issued 124,685, 151,194, 146,284, 154,559 and 197,949 shares (15,586, 18,899, 18,285, 19,320 and 24,744 shares adjusted for the reverse stock split which occurred don January 11, 2023) of the Company’s Common Stock (adjusted for the reverse stock split) in connection with the monthly base management fee earned by the Advisor. The Advisor also elected to receive shares of Common Stock in lieu of cash in respect of its management fee for January 2023. The Advisor is not obligated to accept shares in lieu of cash for these fees and makes this election on a monthly basis. The Advisor was paid cash for its management fee for February and March 2023.

For accounting purposes, the shares of the Company’s Common Stock issued in accordance with the Side Letter and the shares issued in lieu of cash for the management fee, as elected by the Advisor, were treated as issued using the closing price on date of issue and the related expense totaled $5.0 million for the year ended December 31, 2022.
Property Management Fees
Pursuant to the Property Management and Leasing Agreement (the “PMA”), as most recently amended on November 16, 2018 except in certain cases where the Company contracted with a third party, the Company pays the Property Manager a property management fee equal to: (i) for non-hotel properties, 3.25% of gross revenues from the properties managed, plus market-based leasing commissions; and (ii) for hotel properties, a market-based fee based on a percentage of gross revenues. The term of the PMA is coterminous with the term of the Advisory Agreement.
Pursuant to the PMA, the Company reimburses the Property Manager for property-level expenses. These reimbursements are not limited in amount and may include reasonable salaries, bonuses, and benefits of individuals employed by the Property Manager, except for the salaries, bonuses, and benefits of individuals who also serve as one of the Company’s executive officers or as an executive officer of the Property Manager or any of its affiliates. The Property Manager may also subcontract the performance of its property management and leasing services duties to third parties and pay all or a portion of its property management fee to the third parties with whom it contracts for these services.
On April 13, 2018, in connection with the loan for its 400 E. 67th Street — Laurel Condominium and 200 Riverside Boulevard properties the Company entered into a new property management agreement with the Property Manager (the “April 2018 PMA”) to manage the properties secured by the loan. With respect to these properties, the substantive terms of the April 2018 PMA are identical to the terms of the PMA, except that the property management fee for non-hotel properties is 4.0% of gross revenues from the properties managed, plus market-based leasing commissions. The April 2018 PMA has an initial term of one year that is automatically extended for an unlimited number of successive one-year terms at the end of each year unless any party gives 60 days’ written notice to the other parties of its intention to terminate.
The Company incurred approximately $1.6 million in property management fees during the year ended December 31, 2022.
Professional Fees and Other Reimbursements
We are required to pay directly or reimburse the Advisor monthly in arrears, for all the expenses paid or incurred by the Advisor or its affiliates in connection with the services it provides to us under the advisory agreement, subject to the following limitations:

•
With respect to administrative and overhead expenses of the Advisor, including administrative and overhead expenses of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services but not including their salaries, wages, and benefits, these costs may not exceed in any fiscal year,

(i)
$0.4 million, or

(ii)
if the Asset Cost (as defined in the advisory agreement) as of the last day of the fiscal quarter immediately preceding the month is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal quarter multiplied by (y) 0.10%.

•
With respect to the salaries, wages, and benefits of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services (which may include the Company’s executive officers), these amounts must be comparable to market rates and reimbursements may not exceed, in any fiscal year,

(i)
$2.6 million, or

(ii)
if the Asset Cost as of the last day of the fiscal year is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal year multiplied by (y) 0.30%.

Professional fees and other reimbursements for the years ended December 31, 2022 and 2021 were $4.4 million and $4.1 million, respectively. These amounts include reimbursements to the Advisor for administrative, overhead and personnel services, which are subject to the limits noted above, as well as costs associated with directors and officers insurance which are not subject to those limits.
The amount of expenses included within professional fees and other reimbursements related to administrative, overhead and personnel services provided by and reimbursed to the Advisor for the years ended December 31, 2022 and 2021 were $3.0 million, of which $0.4 million related to administrative and overhead expenses and $2.6 million were for salaries, wages, and benefits.
The following table details amounts incurred, waived and payable in connection with the Company’s operations-related services described above as of and for the periods presented:
	Year Ended December 31, 2022	Payable (Receivable) December 31, 2022
(In thousands)	Incurred
Ongoing fees:
Asset and property management fees to related parties(1)	$7,082	$118
Professional fees and other reimbursements(2)	4,375	—
Total related party operation fees and reimbursements	$11,457	$118

(1)
During the year ended December 31, 2022, approximately $5.0 million was paid with shares of the Company’s Class A common stock (approximately $3.0 million related to the Side Letter and approximately $2.0 million for shares accepted in lieu of cash) for the management fee.

(2)
Amount for the year ended December 31, 2022 is included in general administrative expenses in the consolidated statements of operations and comprehensive loss.

Termination Payments
The advisory agreement requires the Company to pay a termination fee to the Advisor if the advisory agreement is terminated prior to the expiration of the initial term in certain limited scenarios. The termination fee will be payable to the Advisor if either the Company or the Advisor exercises the right to terminate the advisory agreement in connection with the consummation of the first “change of control” (as defined in the advisory agreement). The termination fee is equal to $15.0 million plus an amount equal to the product of: (i) four multiplied by (ii) applicable Subject Fees (as defined in the advisory agreement). The “Subject Fees” are equal to: (i) the product of (a) 12, multiplied by (b) the actual base management fee for the month immediately prior to the month in which the advisory agreement is terminated, plus (ii) the product of (x) four multiplied by (y) the actual variable management fee for the quarter immediately prior to the quarter in which the advisory agreement is terminated, plus (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity issued by the Company and its subsidiaries in respect of the fiscal quarter immediately prior to the fiscal quarter in which the advisory agreement is terminated.
In connection with the termination or expiration of the advisory agreement, the Advisor will be entitled to receive (in addition to any termination fee) all amounts then accrued and owing to the Advisor, including an amount equal to then-present fair market value of its shares of Common Stock and interest in the OP.
Multi-Year Outperformance Award
On August 18, 2020, the date of the Listing, the Company, the OP and the Advisor entered into A multi-year outperformance award agreement (the “2020 OPP”) pursuant to which a performance-based equity award was granted to the Advisor. The award of the LTIP Units pursuant to the 2020 OPP is independent of awards pursuant to, and is not an award under, the 2020 Equity Plan.
Initially, the award under the 2020 OPP was in the form of a single Master LTIP Unit (“Master LTIP Unit”). On September 30, 2020, the 30th trading day following August 18, 2020, in accordance with its terms, the Master LTIP Unit automatically converted into 4,012,841 LTIP Units (501,605 adjusted for the reverse stock split which occurred on January 11, 2023), equal to the quotient of $50.0 million divided by $12.46 ($99.68 adjusted for the reverse stock split which occurred on January 11, 2023), which represented the average closing price of one share of Common Stock over the ten consecutive trading days immediately prior to September 30, 2020. This number of LTIP Units represents the maximum number of LTIP Units that may be earned by the Advisor during a performance period ending on the earliest of (i) August 18, 2023, (ii) the effective date of any Change of Control (as defined in the 2020 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company.
Half of the LTIP Units (the “Absolute TSR LTIP Units”) are eligible to be earned as of the last day of the performance period if the Company achieves TSR measured on an absolute basis for the performance period as follows:
Performance Level	Absolute TSR	Percentage of LTIP Units Earned
Below Threshold	Less than 12%	0%
Threshold	12%	25%
Target	18%	50%
Maximum	24% or higher	100%
If the Company’s absolute TSR is more than 12% but less than 18%, or more than 18% but less than 24%, the percentage of the Absolute TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
The other half of the LTIP Units (the “Relative TSR LTIP Units”) are eligible to be earned as of the last day of the performance period if the amount, expressed in terms of basis points, whether positive or negative, by which the Company’s absolute TSR for the performance period exceeds the average TSR for the performance period of a peer group consisting of Empire State Realty Trust, Inc., Franklin Street Properties Corp., Paramount Group, Inc. and Clipper Realty Inc. as follows:
Performance Level	Relative TSR Excess	Percentage of LTIP Units Earned
Below Threshold	Less than -600 basis points	0%
Threshold	-600 basis points	25%
Target	0 basis points	50%
Maximum	+600 basis points	100%

If the relative TSR excess is between -600 bps and zero bps, or between zero bps and +600 bps, the percentage of the Relative TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Until an LTIP Unit is earned, the holder of the LTIP Unit is entitled to distributions on the LTIP Unit equal to 10% of the distributions made per Class A Unit (other than distribution of sale proceeds). Distributions on Class A Units equal dividends paid on Common Stock. Distributions paid with respect to an LTIP Unit are not subject to forfeiture, even if the LTIP Unit is ultimately forfeited. For the years ended December 31, 2022 and 2021, the Company paid $80,000 and $160,000, respectively, of distributions to the holders of LTIP Units. After an LTIP Unit is earned, the holder will be entitled to a priority catch-up distribution per earned LTIP Unit equal to the aggregate distributions paid on a Class A Unit during the performance period, less the aggregate distributions paid on the LTIP Unit during the performance period. As of the last day of the performance period, the earned LTIP Units will become entitled to receive the same distributions as are paid on Class A Units. At the time the Advisor’s capital account with respect to an LTIP Unit that is earned and vested is economically equivalent to the average capital account balance of a Class A Unit, the Advisor, as the holder of the LTIP Unit in its sole discretion, will, in accordance with the Amended and Restated Agreement of Limited Partnership of the OP (the “A&R OP Agreement”), be entitled to convert the LTIP Unit into a Class A Unit, which may, in turn, be redeemed on a one-for-one basis for, at the Company’s election, a share of Common Stock or the cash equivalent thereof.
If the last day of the performance period is the effective date of a Change of Control or a termination of the Advisor without Cause (as defined in the advisory agreement), then the number of LTIP Units earned will be calculated based on actual performance as of (and including) the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to the extent that the performance period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.
If the last day of the performance period is the effective date of a termination of the Advisor with Cause, then the number of LTIP Units earned will also be calculated based on actual performance as of (and including) the effective date of the termination based on the performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR pro-rated to the extent that the performance period lasted less than three years and with the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn also pro-rated to reflect the shortened period.
The award of LTIP Units under the 2020 OPP is administered by the compensation committee, provided that any of the compensation committee’s powers can be exercised instead by the Board if the Board so elects. Following the last day of the performance period, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or Class A Units into which they may be converted in accordance with the terms of the A&R OP Agreement).
LTIP Units earned as of the last day of the performance period will also become vested as of the last day of the performance period. Any LTIP Units that are not earned and vested after the compensation committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the last day of the performance period. Any LTIP Units that are not earned will automatically be forfeited effective as of the end of the performance period and neither the Company nor the OP will be required to pay any future consideration in respect thereof.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed to indemnify the Advisor and its affiliates, including their respective officers, directors, partners and employees, from and against all losses, claims, damages, or losses and related expenses (including reasonable attorneys’ fees) arising in the performance of their duties under the advisory agreement.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
There have been no complaints, the Advisor has not made any requests and we have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
The nominating and corporate governance committee is responsible for reviewing and evaluating all related party transactions. All related party transactions during the years ended December 31, 2021 and 2022 and during the period from January 1, 2023 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter, as applicable. Either our nominating and corporate governance committee or the independent directors acting as a group or as a special committee, has determined that each related party transaction was in the best interests of the Company. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, the advisory agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments, unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into joint ventures or other similar arrangements with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board has furnished the following report on its activities during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Strategic Investment Co.:
We have reviewed and discussed with management American Strategic Investment Co.’s audited financial statements as of and for the year ended December 31, 2022.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in American Strategic Investment Co.’s Annual Report to Stockholders for the year ended December 31, 2022.
Audit Committee
Louis P. DiPalma (Chair)
Elizabeth K. Tuppeny
Abby M. Wenzel

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board has furnished the following report during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Strategic Investment Co.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with management.
Based on the review and discussions described above, we recommended to the Board of Directors of American Strategic Investment Co. that the “Compensation Discussion and Analysis” be included in the American Strategic Investment Co.’s proxy statement.
Compensation Committee
Elizabeth K. Tuppeny
Abby M. Wenzel

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of four members, three of whom are independent directors. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Edward M. Weil, Jr. and Louis P. DiPalma for election as Class III directors to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify. Mr. Weil and Mr. DiPalma currently serve as Class III directors of the Company and agreed to be named in this Proxy Statement and to serve as a director if elected. Mr. Weil also satisfies the condition that at least one of the directors be a “managing director” as that term is defined in the Company’s Bylaws.
The proxy holders named on the proxy card intend to vote “FOR” the election of Mr. Weil and Mr. DiPalma as Class III directors. The election of the Class III directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Weil and Mr. DiPalma will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Weil or Mr. DiPalma should become unable to serve, shares represented by the proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EDWARD M. WEIL, JR. AND LOUIS P. DIPALMA AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2026 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023.
Although ratification by stockholders is not required by law, our charter or Bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PricewaterhouseCoopers LLP reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
This proposal requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal we do not expect any broker non-votes in connection with this proposal.
A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The following table summarizes the fees billed to us for professional services rendered by PricewaterhouseCoopers LLP, all of which have been approved by the audit committee, for the fiscal years ended December 31, 2022 and December 31, 2021, respectively:
	2022	2021
Audit Fees	$1,072,800	$926,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,072,800	$926,000
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that the services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PricewaterhouseCoopers LLP were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

CODE OF ETHICS AND CORPORATE GOVERNANCE GUIDELINES
The Board adopted an Amended and Restated Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer. We have also adopted corporate governance guidelines to assist the Board of Directors in the exercise of its responsibilities.
A copy of our Code of Ethics and corporate governance guidelines may be obtained, free of charge, by sending a written request to our executive office: 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Chief Financial Officer. Our Code of Ethics and corporate governance guidelines are also publicly available on our website at www.americanstrategicinvestment.com. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on that website or in a current report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Except as described herein, our Board does not intend to present for consideration at the Annual Meeting thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion, to the extent permitted by Rule 14a-4(c) under the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Stockholder proposals submitted under Rule 14a-8 must be submitted in accordance with the procedures specified in the rule and be received at our principal executive offices by December 20, 2023. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
Requests for inclusion of any proposal under our Bylaws or to nominate persons to serve as a director must be submitted in accordance with the procedures set forth in our Bylaws and include the information specified in the Bylaws. Under our current Bylaws, proposals to nominate a director or other stockholder proposals must be in writing and, to be properly submitted for presentation at our 2024 Annual Meeting, must be received by our secretary at our principal executive offices during the period beginning on November 20, 2023 and ending at 5:00 p.m., Eastern Time, on December 20, 2023. In addition, in order to comply with the SEC’s universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than April 6, 2024, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2023 Annual Meeting, stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
All nominations and proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Strategic Investment Co., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer,
President and Secretary

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V15191-P91499 For Withhold ! ! For Against Abstain ! ! ! ! ! AMERICAN STRATEGIC INVESTMENT CO. AMERICAN STRATEGIC INVESTMENT CO. 650 FIFTH AVE, 30TH FLOOR NEW YORK, NY 10019 Nominees: 1b. Louis P. DiPalma 1a. Edward M. Weil, Jr. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2023. 3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder. 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NYC2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w V15192-P91499 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Proxy Statement and the Annual Report to Shareholders are available at www.proxyvote.com. Continued and to be signed on reverse side AMERICAN STRATEGIC INVESTMENT CO. Annual Meeting of Shareholders June 5, 2023 1:00 p.m., EST This proxy is solicited by the Board of Directors The undersigned shareholder(s) of American Strategic Investment Co., a Maryland corporation (the “Company”), hereby appoint(s) Edward M. Weil, Jr. and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/NYC2023 on June 5, 2023, commencing at 1:00 p.m., EST, and any and all postponements or adjournments thereof, to cast at such Annual Meeting on behalf of the undersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting, to the extent permitted by Rule 14a-4(c) under the Exchange Act. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned shareholder will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned shareholder will be cast “FOR” the persons nominated by our Board of Directors and “FOR” Proposal 2, as more particularly each of described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, to the extent permitted by Rule 14a-4(c) under the Exchange Act, including a motion to postpone or adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.